American Growth Fund, Inc.
For the year ended
July 31, 2001

Dear Shareholder:

The terrible events that took place on Tuesday, September 11, 2001 have impacted us all. To any of you who have suffered the personal tragedy of the loss of a loved one or friend, we here at American Growth Fund extend our deepest sympathy. Sometimes when news is the very worst, followed by panic selling in the market, it has in the past indicated the bottom of the market, and may be the case at this time.

As you are probably aware, the economy has experienced many changes that have adversely affected the stock market and consequently the performance of many portfolios. We, however, at American Growth Fund believe that good news is on the horizon and are optimistic that the stock market will reach its low point in the second half of the year.

We also believe that there are positive signs the stock market and the economy are likely to gather steam in 2002. We express this optimism as a result of many positive indicators, such as the Federal Reserve interest rate cuts, and the gradual depletion of excess industrial inventories. In addition, corporate earnings may already be in the process of establishing a base. However, that low point may be as far as six months into the future. We also expect that lower interest rates along with the tax rebate checks will help revitalize the economy even further.

The stock market, as an barometer, can often anticipate changes in the economy. Interest rates and earnings up to six months in advance, and could be in position for a rise. We have positioned your portfolio to take optimum advantage of the upcoming markets.

I invite you to call me or any member of my staff with any questions or comments you have.

Remember, we here at American Growth Fund always have your best financial interests in mind and wish you a sound and prosperous future.

Sincerely
Robert Brody

How American Growth Fund Inc. Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2001

COMMON STOCKS 94.93%

Semiconductor Industry 23.51%
Description of Security	Shares	Market Value
Intel Corp.	120,000	$ 3,577,200
(A leading manufacturer of integrated circuits.)
Integrated Device Technology*	60,000	2,211,000
(Produces digital integrated circuits.)
Motorola Inc.	105,000	1,962,450
(A leading manufacturer of electronic equipment and components.)
Texas Instruments, Inc.	46,000	1,587,000
(The leading supplier of digital signal processors and analog devices.)
		9,337,650

Computer & Peripherals Industry 20.74%
Description of Security	Shares	Market Value
Hewlett Packard Company	117,000	$ 2,885,220
(A designer and manufacturer of precision electronic products.)
Compaq Computer	159,648	2,385,141
(The second largest computer company in the world.)
Cisco Systems*	80,000	1,537,600
(The leading supplier of high-performance inter-networking products.)
EMC Corp.*	70,000	1,380,400
(Designs, manufactures, markets, and supports high performance storage products for selected mainframe and open computing systems.)
McDATA Corp. Class A*	2,576	46,754
(The worldwide leader in open storage networking solutions.)
		8,235,115

Biotechnology Industry 18.43%
Description of Security	Shares	Market Value
Amgen Inc.*	76,000	$ 4,765,960
(Utilizes biotechnology to develop human pharmaceutical products.)
Biogen Inc.*	45,000	2,551,050
(A leading biotechnology company.)
		7,317,010

Semiconductor Capital Equipment 9.50%
Description of Security	Shares	Market Value
Novellus Systems*	40,000	$ 2,038,800
(Designs, manufactures, markets and services equipment used in the fabrication of integrated circuits.)
Applied Materials*	20,000	917,200
(Produces semiconductor water fabrication equipment.)
Teradyne, Inc.*	24,000	815,520
(The world's largest producer of automated test equipment for semiconductors.)
		3,771,520

*Non-income producing security.
See accompanying notes to financial statements.

Entertainment Industry 6.87%
Description of Security	Shares	Market Value
AOL Time Warner, Inc.*	60,000	$ 2,727,000
(The leading internet/media provider.)

Electronics Industry 4.31%
Description of Security	Shares	Market Value
Solectron Corp.*	50,000	$ 874,000
(Provides electronic assembly and tumkey manufacturing management services.)
Symbol Technologies	67,500	837,675
(A leading provider of barcode driven data management systems.)
		1,711,675

Computer Software and Services Industry 3.64%
Description of Security	Shares	Market Value
Oracle Corp.*	80,000	$ 1,446,400
(The world's largest maker of database management systems.)

Insurance Industry 2.90%
Description of Security	Shares	Market Value
AXA ADS	39,824	$ 1,153,701
(The holding company of an international group of insurance and related financial services.)

Industrial Services 2.38%
Description of Security	Shares	Market Value
CSG Systems International, Inc.*	20,000	$ 943,200
(Provides customer services and billing solutions for cable television and direct broadcast satellite providers.)
Precision Instrument Industry 2.02%
Description of Security	Shares	Market Value
Agilent Technology*	28,032	$ 801,996
(A global leader in designing and manufacturing semiconductor and test solutions for optical, electrical and wireless communications systems.)

Wireless Networking Industry 0.63%
Description of Security	Shares	Market Value
Network Appliance, Inc.*	20,000	$ 249,600
(The leading supplier of network attached data storage and access devices, called filers.)

Total Common Stocks (cost $58,751,790)	94.93%	$ 37,694,867

MONEY MARKET INSTRUMENTS 2.57%
LIR Government Money Fund (cost $1,020,210) (5.44%)	$ 1,020,210

Total Investments, at Value (cost $59,772,000)	97.50%	$ 38,715,077
Cash and Receivables, Less Liabilities	2.50%	$ 991,613
Net Assets	100.00%	$ 39,706,690

*Non-income producing security.
See accompanying notes to financial statements.

Financial Statements

AMERICAN GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 2001

ASSETS:
Investments, at value (cost $59,772,000)-see accompanying statement	$ 38,715,077
Cash	822,284
Receivables:
Shares of beneficial interest sold	192,669
Dividends	978
Interest	3,160
Total assets	39,734,168

LIABILITIES:
Shares of beneficial interest redeemed	27,478

NET ASSETS	$ 39,706,690

COMPOSITION OF NET ASSETS:
Paid-in capital	$ 62,234,392
Over distributed net investment income	(1,440,538)
Accumulated net realized loss from investment transactions	(30,241)
Net unrealized depreciation of investments	(21,056,923)
Net assets	$ 39,706,690

NET ASSET VALUE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,624,842 and 912,185 shares of beneficial interest outstanding)	$ 3.97
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 4.21
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,874,004 and 1,011,430 shares of beneficial interest outstanding)	$ 3.83
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,542,350 and 402,483 shares of beneficial interest outstanding)	$ 3.83
Class D Shares:
Net asset value and redemption price per share (based on net assets of $30,665,494 and 7,622,778 shares of beneficial interest outstanding)	$ 4.02
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 4.27

See accompanying notes to financial statements.

Financial Statements

AMERICAN GROWTH FUND, INC.
STATEMENT OF OPPERATIONS FOR THE YEAR ENDED JULY 31, 2001

INVESTMENT INCOME:
Interest	$ 23,370
Dividends (net of $4,769 foreign withholding tax)	109,098

Total investment income	132,468

EXPENSES:
Investment advisory fees (Note 5)	488,245
Administration expenses (Note 5)	499,263
Transfer agent, shareholder servicing and data processing fees	266,297
Custodian fees (Note 4)	112,038
Professional fees	30,740
Registration and filing fees:
Class A	3,376
Class B	4,076
Class C	1,155
Class D	36,818
Shareholder reports	19,881
Distribution and service fees:
Class A	10,294
Class B	49,881
Class C	14,534
Directors fees	5,200
Other expenses	51,420
Total expenses	1,593,218
Less expenses paid indirectly (Note 4)	(20,212)
Net expenses	1,573,006

Net Investment Loss	(1,440,538)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain on investments	764,036
Net change in unrealized depreciation on investments	(30,146,392)
Net realized and unrealized loss	(29,382,356)
Net decrease in Net Assets Resulting From Operations	$ (30,822,894)

See accompanying notes to financial statements.

Financial Statements

AMERICAN GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2001	Year Ended July 31, 2000
OPERATIONS:
Net investment loss	$ (1,440,538)	$ (781,329)
Net realized gain	764,036	12,381,829
Net change in unrealized appreciation or depreciation	(30,146,392)	(11,566,454)
Net increase or decrease in net assets resulting from operations	(30,822,894)	34,046

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class D	-	-
Book return of capital:
Class A	-	-
Class B	-	-
Class C	-	-
Class D	-	-
Distributions from net realized gain:
Class A	(783,928)	(427,882)
Class B	(986,173)	(594,134)
Class C	(283,545)	(160,199)
Class D	(8,917,561)	(4,352,059)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase or decrease in net assets resulting from beneficial interest transactions(Note 2):
Class A	1,081,329	(2,672,807)
Class B	713,042	(3,727,935)
Class C	729,019	(1,091,123)
Class D	2,609,053	(7,781,652)

NET ASSETS:
Total decrease	(36,661,658)	(20,773,745)
Beginning of period	76,368,348	97,142,093
End of period	$ 39,706,690	$ 76,368,348

See accompanying notes to financial statements.

Financial Statements

	Class A Year Ended July 31, 2001
	2001	2000	1999	1998	1997
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$8.88	$9.57	$9.49	$11.30	$8.84
Income (loss) from investment operations:
Net investment income	(0.10)	(0.10)	(0.05)	0.044	0.144
Net realized and unrealized gain (loss)	(3.46)	0.01	0.21	(0.90)	2.83
Total income (loss) from investment operations	(3.56)	(0.09)	0.16	(0.86)	2.97
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	(0.04)	(0.06)5	(0.12)5
Book return of capital	-	-	(0.04)	-	-
Distributions from net realized gain	(1.35)	(0.60)	-	(0.89)	(0.39)
Total dividends and distributions to shareholders	(1.35)	(0.60)	(0.08)	(0.95)	(0.51)
Net Asset Value, End of Period	$3.97	$8.88	$9.57	$9.49	$11.30
Total Return at Net Asset Value1	(43.5)%	(1.6)%	2.0%	(7.6)%	34.6%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,625	$5,622	$8,635	$14,246	$10,536
Ratio to average net assets:
Net investment income (loss)	(2.80)%	(0.97)%	0.00%	0.42%	1.28%
Expenses2	3.09%	2.28%	1.98%	1.77%	1.76%
Portfolio Turnover Rate3	0.0%	106.7%	109.3%	103.5%	106.2%

	Class B Year Ended July 31, 2001
	2001	2000	1999	1998	1997
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$8.70	$9.45	$9.37	$11.18	$8.80
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.19)	(0.13)	(0.01)4	0.074
Net realized and unrealized gain (loss)	(3.39)	0.04	0.22	(0.90)	2.79
Total income (loss) from investment operations	(3.52)	(0.15)	0.09	(0.91)	2.86
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	(0.01)	(0.01)5	(0.09)5
Book return of capital	-	-	-6	-	-
Distributions from net realized gain	(1.35)	(0.60)	-	(0.89)	(0.39)
Total dividends and distributions to shareholders	(1.35)	(0.60)	(0.01)	(0.90)	(0.48)
Net Asset Value, End of Period	$3.83	$8.70	$9.45	$9.37	$11.18
Total Return at Net Asset Value1	(44.0)%	(2.3)%	0.9%	(8.2)%	33.5%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,874	$7,027	$11,265	$15,533	$10,962
Ratio to average net assets:
Net investment income (loss)	(3.57)%	(1.73)%	(0.01)%	(0.32)%	0.49%
Expenses2	3.86%	3.05%	2.73%	2.52%	2.46%
Portfolio Turnover Rate3	0.0%	106.7%	109.3%	103.5%	106.2%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2001, aggregated $0 and $13,044,227, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.
5. Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.
6. Less than $0.005 per share.

See accompanying notes to financial statements.

Financial Statements

	Class C Year Ended July 31, 2001
	2001	2000	1999	1998	1997
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$8.68	$9.44	$9.37	$11.19	$8.81
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.19)	(0.14)	(0.02)4	0.074
Net realized and unrealized gain (loss)	(3.46)	0.03	0.23	(0.90)	2.79
Total income (loss) from investment operations	(3.50)	(0.16)	0.09	(0.92)	2.86
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	(0.01)	(0.01)5	(0.09)5
Book return of capital	-	-	(0.01)	-	-
Distributions from net realized gain	(1.35)	(0.60)	-	(0.89)	(0.39)
Total dividends and distributions to shareholders	(1.35)	(0.60)	(0.02)	(0.90)	(0.48)
Net Asset Value, End of Period	$3.83	$8.68	$9.44	$9.37	$11.19
Total Return at Net Asset Value1	(43.8)%	(2.4)%	0.9%	(8.2)%	33.6%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,542	$1,902	$3,131	$4,498	$3,023
Ratio to average net assets:
Net investment income (loss)	(3.55)%	(1.72)%	(0.01)%	(0.31)%	0.55%
Expenses2	3.84%	3.04%	2.75%	2.52%	2.50%
Portfolio Turnover Rate3	0.0%	106.7%	109.3%	103.5%	106.2%

	Class D Year Ended July 31, 2001
	2001	2000	1999	1998	1997
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$8.94	$9.61	$9.53	$11.33	$8.85
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.08)	0.01	0.074	0.174
Net realized and unrealized gain (loss)	(3.44)	0.01	0.17	(0.90)	2.82
Total income (loss) from investment operations	(3.57)	(0.07)	0.18	(0.83)	2.99
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	(0.05)	(0.08)5	(0.12)5
Book return of capital	-	-	(0.05)	-	-
Distributions from net realized gain	(1.35)	(0.60)	-	(0.89)	(0.39)
Total dividends and distributions to shareholders	(1.35)	(0.60)	(0.10)	(0.97)	(0.51)
Net Asset Value, End of Period	$4.02	$8.94	$9.61	$9.53	$11.33
Total Return at Net Asset Value1	(43.3)%	(1.5)%	1.9%	(7.4)%	35.1%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$30,666	$61,817	$74,111	$89,364	$115,106
Ratio to average net assets:
Net investment income (loss)	(2.55)%	(0.74)%	0.14%	0.63%	1.71%
Expenses2	2.84%	2.01%	1.72%	1.54%	1.55%
Portfolio Turnover Rate3	0.0%	106.7%	109.3%	103.5%	106.2%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2001, aggregated $0 and $13,044,227, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.
5. Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.

See accompanying notes to financial statements.

Notes to Financial Statements

1. Summary of Significant Accounting Policies
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders in existence prior to 3/1/96. Class A and Class D shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation - Investment securities are valued at the closing asked price as reported by the principal securities exchange on which the security is traded. If no sale is reported, or if the security is not traded on an exchange, value is based on the average of the latest bid and asked prices. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest - The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
	Year Ended July 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount
Class A:
Sold	476,494	$ 2,428,814	309,440	$ 2,994,605
Dividends and distributions reinvested	145,720	750,907	39,541	393,433
Redeemed	(342,893)	(2,098,392)	(618,179)	(6,060,845)
Net increase or decrease	279,321	$ 1,081,329	(269,198)	$ (2,672,807)
Class B:
Sold	535,241	$ 2,482,983	83,985	$ 787,534
Dividends and distributions reinvested	185,501	926,826	55,896	547,221
Redeemed	(517,489)	(2,696,767)	(523,545)	(5,062,690)
Net increase or decrease	203,253	$ 713,042	(383,664)	$ (3,727,935)
Class C:
Sold	239,790	$ 995,647	17,565	$ 162,110
Dividends and distributions reinvested	45,055	226,063	12,719	124,260
Redeemed	(101,336)	(492,691)	(143,114)	(1,377,493)
Net increase or decrease	183,509	$ 729,019	(112,830)	$ (1,091,123)
Class D:
Sold	69,177	$ 388,923	133,018	$ 1,290,807
Dividends and distributions reinvested	1,640,852	8,543,919	418,490	4,184,893
Redeemed	(999,345)	(6,323,789)	(1,352,734)	(13,257,352)
Net increase or decrease	710,684	$ 2,609,053	(801,226)	$ (7,781,652)

Notes to Financial Statements

3. Unrealized Gains and Losses on Investments
The identified tax cost basis of investments at July 31, 2001 was $58,751,790. Net unrealized depreciation on investments of $21,056,923, based on identified tax cost as of July 31, 2001, was comprised of gross appreciation of $2,598,724 and gross depreciation of $23,655,647.

4. Fund Expenses Paid Indirectly
For the year ended July 31, 2001, fees for transfer agent/data processing services and custodian services totaling $1,488 and $18,724, respectively, were offset by earnings on cash balances maintained by the Fund at the custodian financial institution. The Fund could have invested the assets maintained at the institution in income-producing assets if it had not agreed to a reduction in fees.

5. Underwriting, Investment Advisory Contracts and Service Fees
Under the investment advisory contract with Investment Research Corporation ("IRC"), the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees of 0.25% and 0.05% of average daily net assets, respectively.

For the year ended July 31, 2001 commissions and sales charges paid by investors on the purchase of Fund shares totaled $134,897 of which $34,226 was retained by American Growth Fund Sponsors, Inc. ("Sponsors"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by Sponsors on sales of the Fund's Class B and C shares totaled $198,506. For the year ended July 31, 2001, Sponsors received contingent deferred sales charges of $19,192 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by Sponsors upon the sale of such shares.

The Fund paid $7,550 to Sponsors for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of Sponsors and IRC. For the year ended July 31, 2001 the Fund paid directors' fees and expenses of $5,200.

For the year ended July 31, 2001, under an agreement with IRC, the Fund was charged $333,694 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $71,631 by an affiliated company of IRC for the rental of office space.

6. Federal Income Tax Matters
On December 7, 2000 and March 22, 2001, per share distributions from the capital gains were declared as follows: Class A: $1.30 and $0.05, Class B: $1.30 and $0.05, Class C: $1.30 and $0.05 and Class D: $1.30 and $0.05 respectively. The capital gains were paid December 20, 2000 and March 26, 2001. For the Fund's year ended July 31, 2001, all Capital Gains have been determined to qualify for the dividend received deduction for corporate shareholders.

Notes to Financial Statements

To the Board of Directors and Stockholders
of American Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of American Growth Fund, Inc. as of July 31, 2001 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2000 and financial highlights for each of the years in the four-year period ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000 expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. as of July 31, 2001, the results of its operations, changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Fortner, Bayens, Levkulich and Co,. P.C.
Denver, Colorado
August 30, 2001

TRANSFER AGENT: Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, MA 02171
CUSTODIAN: State Street Bank & Trust Company, Two Heritage Drive, North Quincy, MA 02171
RETIREMENT PLAN CUSTODIAN: State Street Bank & Trust Company, Two Heritage Drive, North Quincy, MA 02171
INDEPENDENT AUDITORS: Fortner, Bayens, Levkulich and Co. P.C., Denver Place Plaza Tower, 1099 18th Street, Suite 950, Denver, CO 80202-1909
UNDERWRITER/DISTRIBUTOR: American Growth Fund Sponsors, Inc., 110 Sixteenth Street, Suite 1400, Denver, CO 80202

AMERICAN GROWTH FUND, INC. BOARD OF ADVISOR:
William D. Farr
President and Director of Farr Farms Co.
Chairman of the Board of Northern Colorado Water Conservancy
Past President of the National Cattleman's Association
Board Member of the Greeley Water Board

OFFICERS AND DIRECTORS
Robert Brody, President and Director
Timothy E. Taggart, Treasurer
D. Leann Baird, Secretary
Michael J. Baum, Director
Eddie R. Bush, Director
Harold Rosen, Director

INVESTMENT ADVISOR
Investment Research Corporation
110 Sixteenth Street, Suite 1400
Denver, CO 80202
OFFICERS AND DIRECTORS
Robert Brody, President, Treasurer, and Director
Timothy E. Taggart, Executive Vice President and Director
D. Leann Baird, Secretary and Director

9/2001